UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report
(Date of earliest event reported):
March 6, 2007
IOMAI CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	000-51709 (Commission File Number)	52-2049149 (IRS Employer Identification No.)
20 FIRSTFIELD ROAD, SUITE 250
GAITHERSBURG, MD 20878
(Address of principal executive offices and zip code)
(301) 556-4500
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(d))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) At a Special Meeting of Stockholders of Iomai Corporation (“Iomai”) held on March 6, 2007, the stockholders of Iomai approved an amendment to Iomai’s 2005 Incentive Plan (the “Plan”) to increase the number of shares of common stock available for issuance under the Plan by 850,000 shares, making a total of 1,890,000 shares of common stock reserved and available for issuance.
ITEM 9.01. Financial Statements and Exhibits.
(d) Exhibits

10.1	2005 Incentive Plan, as amended and restated as of March 6, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IOMAI CORPORATION
Date: March 7, 2007	By:	/s/ Stanley C. Erck
		Name:	Stanley C. Erck
		Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit Number.	Description
10.1	2005 Incentive Plan, as amended and restated as of March 6, 2007.